UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    October 27, 2008

                            IntegraMed America, Inc.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)

             0-20260                                  6-1150326
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     (Commission File Numbers)            (IRS Employer Identification No.)

Two Manhattanville Road, Purchase, NY                   10577
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000

(Former name or former address, if changed since last report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communication  pursuant to Rule 425 under the Securities Act (17
     __ CFR 230.425)

        Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     __ CFR 240.14a-12)

        Pre-commencement  communication  pursuant  to Rule  14d-2(b)  under  the
     __ Exchange Act (17 CFR 240.14d-2(b)

        Pre-commencement  communication  pursuant  to Rule  13e-4(c)  under  the
     __ Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  Results of Operations and Financial Condition

           On October 27, 2008, Registrant filed a press release, which is attached hereto as exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

           (c)  Exhibits

                Exhibit No.   Description of Exhibit
                99.1          Registrant's Press Release dated October 27, 2008.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            IntegraMed America, Inc.
                                            (Registrant)




Date:    October 27, 2008                   By: /s/John W. Hlywak, Jr.
                                                -------------------------------
                                                   John W. Hlywak, Jr.
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)